                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         The undersigned hereby make, constitute and appoint each of James G. Binch and Robert P. Belcher, acting jointly or individually, with full power of substitution, the true and lawful attorney-in-fact for the undersigned, in the undersigned's name, place and stead and on the undersigned's behalf, to complete, execute and file with the United States Securities and Exchange Commission (the "Commission"), a Registration Statement on Form S-3 with respect to the securities of Memry Corporation and any and all amendments thereto pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and any other forms, certificates, documents or instruments that the attorneys-in-fact (or either of them) deems necessary or appropriate in order to enable the undersigned to comply with the requirements of said Act and said rules and regulations.

         This Power of Attorney shall remain in effect for a period of two years from the date hereof or until such earlier date as a written revocation thereof is filed with the Commission.

                                           Dated: April 11, 2001

                                           /s/  James G. Binch
                                           -----------------------------
                                           James G. Binch

                                           /s/  Robert P. Belcher
                                           -------------------------------
                                           Robert P. Belcher

                                           /s/  W. Andrew Krusen, Jr.
                                           --------------------------
                                           W. Andrew Krusen, Jr.


                                           /s/  Jack H. Halperin, Esq.
                                           ----------------------------
                                           Jack H. Halperin, Esq.


                                           /s/  Kempton J. Coady, III
                                           ---------------------------
                                           Kempton J. Coady, III

                                           Dated: December 18, 2001

                                           /s/ Andrew L. Lux
                                           ------------------------------
                                           Andrew L. Lux